UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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FURMANITE®
2015 ANNUAL MEETING
Integrated Industrial Solutions.
Seamless Implementation.
ENGINEERING • INSPECTION • SPECIALTY MECHANICAL

Important Information

Certain of the Company's statements in this presentation are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed most recently in this presentation and the Company's Form 10-K as of December 31, 2014 filed with the Securities and Exchange Commission (the "SEC"). One or more of these factors could affect the Company's business and financial results in future periods and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this presentation will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

In connection with its 2015 Annual Meeting of Stockholders, Furmanite Corporation has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission. INVESTORS AND STOCKHOLDERS OF FURMANITE ARE URGED TO READ THE PROXY STATEMENT FOR THE 2015 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of Furmanite's definitive proxy statement and any other documents filed by Furmanite in connection with the 2015 Annual Meeting at the SEC's website at www.sec.gov. Free copies of the definitive proxy statement are also available in the "Investors" section of the Company's website at www.furmanite.com. Furmanite and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2015 Annual Meeting. Detailed information regarding the names, affiliations and interests of Furmanite's directors and executive officers is available in the definitive proxy statement for the 2015 Annual Meeting, which was filed with the SEC on March 16, 2015.

Furmanite Mission

To safely and cost-effectively provide World Class solutions for the full range of each Customer's unique local needs – from routine to the most challenging – and to make Furmanite their trusted Global provider of every Specialty Service we offer.

"Delivering World Class Solutions Locally"

Agenda

- Furmanite Today: A Unified Global Company
- Strategic Initiatives Driving Growth and Value Creation
- Experienced Board and Leadership Team Focused on Execution
- Mustang Capital is Seeking Board Control with No Plan to Create Value
- Committed to Creating Shareholder Value

Furmanite Today: A Unified Global Company

FURMANITE

Company Overview

- One of the world's largest specialty industrial service providers
- Primary focus on oil and gas infrastructure, petrochemical and power
- The only global company in our space that provides Engineering, Inspection and Specialty Mechanical Services as a comprehensive Asset Life Cycle Solution
- In business since 1920 with over 50 Years of established global coverage
- 70/30 USA vs. International workload split
- 85 global locations, 3,000+ total employee base
- Provide non-discretionary specialty services and products from design conception through construction, operation and decommissioning






Building an Industry Leader


2014 Global Business Process Standardization
2012 Entered NDT market, Houston Move, Established New Global Organization, Matrix Structure
*2010 Five-Year Transformation Initiated, Cost Reduction Implemented
2013 Institutionalized the "Orange Code" and Initiated "Orange Way" Rollout; Added Engineering and Project Solutions Segment
2006 Acquired Flowserve GSG Division
2011 Initiated Change, Defined Goals and Future Structure, Acquisition Activities Began, Service Offering Expansion
2007 Corporate Name Changed to Furmanite
1991 Acquired as a Subsidiary of Kaneb Services
2005 Became a Stand Alone Entity as "Xanser," Kaneb Services "Sold"
1927-1969 Furmanite Technology Licensed Around the World
1961-1981 Global Operations Consolidated Under UK Ownership
1927 Furmanite Patents Online Leak Sealing
1920 Founded

Founded in Virginia Beach, Virginia in 1920 as a manufacturer of leak sealing kits. During the 1960s Furmanite became a field service company. Today, Furmanite continues to grow through geographic expansion and the addition of new techniques, processes and services.

* The transformation's objectives were to solidify our culture, maximize revenue growth, operating income, utilization of resources and to work together as one Global team.

Differentiated Services Delivered Locally

Specialty Mechanical Service Lines:

- Hot Tapping / Line Intervention
- Line Isolation / Weld Testing
- Heat Treating
- Technical Bolting
- On-Site Machining
- Leak Sealing
- Composite Repair
- Valve Repair

Other Specialty Services & Products:

- OEM Equipment Sales
- Pipe Freeze Plugging Services
- Specialty Polymer / Concrete Repair
- Proprietary Tank Roof Repair
- OEM Wilson Snyder™ Coker Switch Valves
- Machining & Equipment

NDT & Inspection Services:

- Automated Ultrasonic Testing*
- Phased Array*
- Exchanger / Condenser Tube Inspection*
- Industrial Radiography*
- Trevitest Valve Inspection
- API & AWS Certified Visual Inspection*
- Quality Assurance*
- Safety Program Management*

Professional Services:

- Customized Engineered Solutions**
- Corrosion Management Services
- Project Planning, Construction & Asset Management**
- Engineering, Construction Design & Automation**
- Professional Staffing**

** New as of 2012*
*** New as of 2013*

Worldwide Footprint - Global Service Delivery Network


Canada
Sweden
Norway
Denmark
Germany
United Kingdom
Netherlands
Belgium
France
Azerbaijan
USA
China
Puerto Rico
Nigeria
Bahrain
Malaysia
Singapore
New Zealand
Australia

6 Continents
~85 Locations
~1,600 Technicians
~900 Engineers & project management
~500 Other support staff

FURMANITE

Global Service Delivery Network

Region	Details
The Americas[1]	• 1,921 technicians & engineers • 72% of YTD revenues • 45 locations
EMEA	• 414 technicians & engineers • 20% of YTD revenues • 24 locations
APAC	• 175 technicians & engineers • 8% of YTD revenues • 16 locations
[1] Included in the Americas is Engineering & Project Solutions	• 998 technicians & engineers • 29% of YTD revenues • 5 locations

As of December 31, 2014

Strategic Initiatives Driving Growth and Value Creation

One Global Team Initiative

Furmanite "Orange Way"
Working Together as One Global Team

- One Orange Code of Values
- One Customer Focused Mission
- One Vision of Service Line Leadership
- One Company-Wide Culture
- One Common Financial Goal
- One Set of Shared Growth Strategies

Furmanite "Orange Code" Principles
Expectations of Every Team Member

- Safety Above All Else
- Integrity and Ethical Conduct
- Customer Responsiveness
- Perfect Service and Products
- Global Teamwork and Collaboration
- Leadership
- Innovation and Differentiation
- Continuous Improvement and Growth
- Urgency, Passion and Commitment
- Professional and Positive

Making Furmanite THE Company our Customers Trust and a Place where we All have Fun Succeeding Together!

Value Enhancing Acquisitions Supporting Growth

Prudent acquisitions to grow the global platform*:

- December 2005 – Flowserve General Services Group (GSG) ($7.9 million)
- February 2011 – Self Leveling Machines (SLM) ($8.7 million)
- Since 2011 – Three small non-destructive testing (NDT) companies (total $4.1 million)
- June 2012 – Crane – Houston Valve Services (HVS) ($8.6 million)
- Sept. 2012 – Westinghouse – Aggressive Equipment ($1.9 million)
- January 2013 – ENGlobal (Inspection Service Division) ($3.0 million)**
- August 2013 – ENGlobal (Project Development, Engineering & Management) ($4.9 million)**

Acquisitions have Helped the Company's Revenue More than Triple, from $154 Million in 2005 to $529 Million in 2014.

* Acquisition purchase prices exclude acquired working capital
**Comprise new Engineering & Project Solutions segment as of Q4 2013

Competitive Strengths Driving Focused Strategy

- Global marketing of our Asset Life Cycle Solution – comprehensive asset management through the integration of our engineering, non-destructive testing ("NDT") and specialty mechanical services – from design conception, through construction, operation and decommissioning
  - Operating companies (our customers) are trending to utilize fewer vendors by partnering with those that provide a broad range of services with the highest safety and quality; Furmanite is well positioned as clients look to leverage their spend across a smaller group of companies
  - Operating companies (our customers) are reducing internal costs and relying more on contractors to provide work that would have historically been performed in-house, such as program development and management
- Project Management Services - to enter projects earlier in the life and take a larger portion of work through coordinated and bundled services (turnarounds and capital)
- Strategic Growth Initiatives
  - Organic – Service Line and Geographic Expansion, cross-selling opportunities, selling the full range of our capabilities everywhere in the world
  - Inorganic – Certain strategic acquisitions completed; ongoing assessment of additional strategic acquisitions to facilitate continued inorganic growth: service lines, geographies and capabilities

2014 Key Initiatives Achieved

- Added new board member with extensive business development, marketing and management experience to complement existing board expertise
- Replaced Engineering and Project Solutions segment leadership
  - Added Executive Vice President – Furmanite Technical Solutions with over 30 years of industry experience, most recently as General Manager of the US operations of one of the world's largest technical, professional and construction services companies
- Project Management Initiative
  - Added Executive Vice President – Project Management with over 20 years project management experience with a major global provider of operations, maintenance and construction services to establish a professional project management solution
- Business process transformations for global standardization
  - Workforce scheduling
  - Sales and marketing
  - Administration
  - Equipment deployment and maintenance

Unique Competitive Advantages

- Outstanding safety record, consistent quality and technology delivered anywhere in the world
- The only company in our space:
  - that integrates Engineering, Inspection & NDT and Specialty Mechanical Services as a comprehensive Asset Life Cycle Solution
  - with a single point of contact for project management – orchestrating the seamless implementation of our broad services portfolio on a global basis
  - answering the client's call to provide lean efficiencies for their leveraged buying power from project conception, construction, commissioning, operation and decommissioning
- A recognized technology leader in our industry for 90+ years
  - Loyal, dedicated, experienced and multi-skilled service technician corps and engineering specialists
  - Rapid response to emergency situations combined with the ability to staff large-scale, pre-planned, projects and maintenance outages
- Competitive landscape
  - No Global competitors with comparable footprint and/or service portfolio
  - Several medium size domestic service company competitors; one national multi-service line competitor
  - Many small privately owned companies providing a single service in a local area
  - Several large foreign global competitors in single or dual services lines; no multi-line service competitor in most markets

Significantly Growing Revenue



CAGR 13.91%
Millions
$145
$130
$115
$100
$85
$70
$55
$40
63.0
69.7
70.8
72.4
66.4
77.5
66.9
75.1
73.1
83.0
78.3
81.8
71.8
85.9
75.6
93.2
89.0
108.4
99.5
130.4
124.9
146.2
124.1
134.0
2009
2010
2011
2012
2013
2014
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

FURMANITE

Diversified Revenue Streams Supporting Value


PETROCHEMICAL
24%
REFINERY
41%
METAL/MINING
5%
OFFSHORE
10%
OTHER
4%
POWER
16%
- Fossil 10%
- Nuclear 6%

2010 – 2014 Technical Service Revenues by Industry Segment

Complementary Service Offerings



MAJOR CAPITAL PROJECTS 0% - 4%
OTHER SERVICES 12% - 17%
ON-LINE SERVICES 36% - 40%
OFF-LINE SERVICES 42% - 48%

2010 – 2014 Technical Services Range of Revenues

Growing Operating Income



Operating Income
Five Year Moving Average
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
$ in Thousands
CAGR 11.66%
2009
2010
2011
2012
2013
2014
Years Ended December 31

Strategic Initiatives – Driving Growth in Operating Income

Strategy Driving Superior Shareholder Returns



COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Furmanite Corporation, the NYSE Composite Index,
and Peer Group Index
$300
$250
$200
$150
$100
$50
$0
12/09
12/10
12/11
12/12
12/13
12/14
Furmanite Corporation
NYSE Composite
Peer Group Index

$205 at 12/14 | $170 at 12/14 | $120 at 12/14

Furmanite's Solid Returns have Outperformed Both the Applicable NYSE Composite Index and the Company's Peer Group Index since December 2009

*$100 invested on December 31, 2009 in stock or index, including reinvestment of dividends. Fiscal years ending December 31.

Strong Balance Sheet Provides Flexibility

As of December 31, 2014

(Dollars in thousands)		
Cash	$	33,753
Trade receivables, net		110,219
Inventories, net		37,383
Other current assets		21,335
Total current assets		202,690
Property and equipment, net		51,930
Other assets		29,551
Total assets	**$**	**284,171**
Total current liabilities	$	56,067
Total long-term debt		61,853
Other liabilities		23,787
Total stockholders' equity		142,464
Total liabilities and stockholders' equity	**$**	**284,171**

- $88 million liquidity under revolving credit facility*
- TTM leverage ratio 1.47

*Includes the March 13, 2015 credit facility capacity increase to $150 million

FURMANITE

Driving Growth & Supporting Strategy

2010 – 2014 Purposeful Investment Highlights

- Significant transformational initiatives which position the Company for substantial growth on existing infrastructure
  - Orange Way initiative – One Global Team – sharing manpower and resources globally
  - Exited non-core, unprofitable businesses
  - Restructuring initiatives to remove excess costs and improve operational efficiencies
  - Corporate headquarters relocation to Houston
  - Completed and integrated eight strategic acquisitions
    - Introduction of NDT and Inspection Services
    - Introduction of Engineering & Project Management Capabilities
  - Service line expansions
  - Global standardization of processes and resources

- Continued growth and profitability throughout the restructuring activities, process changes and enhancements
  - **Revenues from $276MM (2009) to $529MM (2014)**
  - **Operating Income from $1.5MM (2009) to $20.7MM (2014)**
  - **Market Cap from $140MM (2009) to $295MM (2014)**

Driving Growth & Supporting Strategy

2015 and beyond

- New CEO – Joe Milliron
- Focus on execution - transformation complete
- Integrated Industrial Solutions throughout the life cycle of customers assets
- Sales Incentive revised to align compensation with individual performance
- Cost containment – target 75% of incremental gross margin dollar to operating income
- Growth targets to $1 Billion in revenue by 2018
  - 10% annual organic growth
  - 10% inorganic revenue growth
  - Focus on NDT growth opportunities
- Limited exposure to energy prices and capital spend
  - Significant downstream customer base
  - Primarily non-discretionary services

Experienced Board and Leadership Team Focused on Execution

Furmanite's CEO is a Proven Leader

Joe Milliron brings over 35 years of experience, both domestic and international, in industrial contracting services

- ✓ Drove significant growth in the business over his 10-year tenure as President & COO of Furmanite, increasing revenues from $154 million in 2005 to $529 million in 2014
- ✓ Instrumental in creating a cohesive and unified global company under a common set of goals, with standardized processes and an Asset Life Cycle Solutions offering that is unique in the industry
- ✓ Prior CEO and Director experience at an international industrial service company, CooperHeat-MQS, provides important experience, knowledge and perspective

Board with Necessary Experience and Expertise

The Furmanite Board has significant, relevant experience and qualifications

Sangwoo ("Bill") Ahn

Chairman and Presiding Non-Executive Director; Independent Director since 1989

- Former Director of PAR Technology Corp., a public company that delivers solutions for the hospitality, logistics and government industries
- Extensive knowledge of business and financial matters through involvement with private and public companies over the past 40 years
- Critical role in setting the strategic course of the Company through the acquisition of the Furmanite business, which now represents Company's core operations
- Oversaw strategic transformation of Furmanite, including distribution of terminaling and pipeline business, Kaneb Services, directly to shareholders, who benefitted from Valero LP's acquisition of Kaneb valued at nearly $3 billion

Kathleen ("Kathy") G. Cochran

Independent Director since July 2014

- Over 30 years of business experience
- 18-year career at The Gillette Company and Proctor and Gamble, ultimately serving as VP of Marketing Research and Global Business Management
- Senior Advisor at The Boston Consulting Group providing strategic consulting to Fortune 500 companies globally
- Extensive business development, management and marketing experience with numerous large, global companies
- Valuable marketing expertise in highly competitive markets around the world brings knowledge and insight that are key components of the Company's strategic growth plan

Kevin R. Jost

Independent Director since March 2010

- Former president of Honeywell Imaging and Mobility (previously Hand Held Products, Inc.), a manufacturer of data collection and management solutions
- Chairman, President and CEO of Hand Held Products through its acquisition by Honeywell Imaging and Mobility, until retiring in 2008
- VP and General Manager of Welch Allyn Data Collection
- Former Director of PAR Technology Corp.
- Credentialed by Natl. Assn. of Corporate Directors; highest level credential for directors & governance professionals
- Considerable operational experience in implementing strategic growth plans under varying economic and market conditions

Board with Necessary Experience and Expertise

The Furmanite Board has significant, relevant experience and qualifications

Joseph E. Milliron
President and CEO of Furmanite
Director since January 2015

- More than 35 years of domestic and international experience in industrial contracting services
- Previously EVP & COO of Furmanite technical services business unit and then President & COO
- Served as an outside business consultant to Furmanite prior to direct employment
- Former President, CEO and Director of CooperHeat-MQS, an international industrial services company
- Approximately 13-year tenure at CooperHeat-MQS provides significant experience from another international industrial services company that brings additional perspective to strategy and leadership
- Deep industry knowledge and understanding of Furmanite supports effective operation and governance

Ralph J. Patitucci
Independent Director since October 2011

- 17-year career with General Electric Company (GE)
- Chairman, President and CEO of Samsung Medical Systems, first joint venture between GE and Samsung
- Founded Index Services Inc., a consulting and private investment firm
- Led a series of private equity investments in a variety of entities as part of Index Services; took an active role in the management and Boards
- Chairman & CEO of Guy & O'Neill, Inc., a leading contract manufacturer in wet wipes and liquid filling
- Uniquely positioned to provide guidance on attracting, retaining, developing and incentivizing Furmanite management and experience overseeing business operations

Active and Engaged Board

Board Interests Aligned with ALL shareholders

- Accelerated expiration of the Company's stockholder rights plan
- Established separate Chairman and CEO roles
- Incentive Compensation Plan: based on global operating income and other performance metrics
- Long Term Equity Plan: significant portion of value performance based; includes single year or multi-year performance targets
- Strategic planning oversight; positioning the Company for long-term shareholder growth

Independent Oversight

- Four of five current directors are independent; all independent, other than the CEO
- Separate Chairman and CEO
- All members of key committees are independent

A Refreshed Board

- Four out of five directors have five years or less of tenure
- Continuous evaluation of membership and refreshment
- Board membership has changed by 80% over last five years
- In 2014, added Kathy Cochran, a highly qualified independent director
- Diverse executive experience among four independent directors
- Significant domestic and international experience with strategic, operational, financial, marketing and industry experience

Furmanite's Independent Board is Highly Active in Overseeing the Company's Strategy and has a Track Record of Implementing Shareholder-Friendly Governance Changes

Mustang Capital is Seeking Board Control with No Plan to Create Value

Mustang Has No Plan to Create Value

- Since its public announcement, Mustang has not offered any strategic plans, ideas or proposals to create long-term value or to advance the Company's strategy
- Furmanite has a policy of open engagement with its shareholders and is receptive to constructive ideas, regardless of the source. Mustang has not expressed any strategic or constructive ideas to the Company to enhance long-term shareholder value; focus solely on gaining control of the Board
- Mustang owns less than 5% of Furmanite and is seeking disproportionate influence over Furmanite's direction without offering a plan for Furmanite's future or any way to create value
- The Mustang nominees include two financial services professionals and an active leader of a Furmanite competitor. The Furmanite Board's nominees have a wide breadth of experience and a deep knowledge of Furmanite

In Contrast, the Furmanite Board is Executing on a Clearly Articulated Strategy that is Delivering Results

Furmanite has a Proven Track Record of Execution

Mustang's Allegation	THE FACTS
Mustang's Allegation: History of underperformance	✓ Revenues have more than tripled since 2005 ✓ Strong increases in operating income: 2005-2009 average of $10.0 million/year compared to 2010-2014 average of $17.4 million/year, a 74% improvement ✓ Most recent quarterly results (Q4 2014) outperformed analysts' consensus for earnings per share by 30% and year-over-year performance improved 86% ✓ Targeting $1 Billion in revenue by 2018
Mustang's Allegation: Failed to reward stockholders	✓ Furmanite's shareholder returns have outperformed the applicable NYSE Composite Index and Peer Group Index since 2009 ✓ A $100 investment in Furmanite at the end of 2009 would have more than doubled to $205 by the end of 2014
Mustang's Allegation: Shares underperforming Team, Inc.	✓ Furmanite common stock has been significantly outperforming Team since January 2013, underscoring the strength of Furmanite's leadership and strategy; ✓ From January 2013 to present, Furmanite's stock price has increased by approximately 43% from January 2013 to today, while Team, Inc. has only increased 4% over the same period
Mustang's Allegation: Poor track record of capital allocation	✓ Scale and capabilities have grown through organic investments, service line and geography expansion and cross selling ✓ Prudent acquisitions strengthened key areas - three small NDT companies and six strategic businesses since 2005 ✓ Acquisitions have helped revenue more than triple, from $154 million in 2005 to $529 million in 2014, and nearly double during the period from 2009 to 2014 ✓ Current focus on cost savings and global standardization initiatives to help drive growth in operating income

Highly Qualified Board, Aligned with Shareholders

Mustang's Allegation	THE FACTS
Mustang's Allegation: Lack of relevant experience	✓ The Board has significant relevant experience that guides its decision-making ✓ Joseph Milliron has over 35 years of operational and leadership experience, both domestic and international, in industrial contracting services, including formerly at CooperHeat-MQS ✓ Mr. Milliron's in-depth knowledge of the industrial services industry, along with his intimate understanding of the Company's operations, provide the Board with detailed and specific insight that is essential for effective operation and governance of the Company ✓ Ralph Patitucci had a distinguished 17-year career with GE, which is world renowned for its range of industrial, technical and strategic roles; his tenure also included a role at a large medical equipment manufacturer – Mr. Patitucci's current role as Chairman & CEO of Guy & O'Neill, Inc. adds significant leadership and operational experience at a major manufacturer ✓ Kevin Jost has deep operating knowledge as former president of Honeywell Imaging and Mobility ✓ Kathy Cochran has significant global business development and consulting experience that is critical to an industry that relies on marketing and service to build long-lasting customer relationships and promote customer advocacy
Mustang's Allegation: Board needs revitalization	✓ Average Board tenure is approximately seven years ✓ Kathy Cochran appointed as a new independent Director in July 2014 and serves on the Compensation Committee, the Audit Committee and the Nominating and Governance Committee ✓ Mr. Milliron appointed simultaneous with his appointment as CEO in January 2015
Mustang's Allegation: Misaligned corporate governance	✓ Annually elected Board, no staggered terms/classes ✓ All directors independent, other than the CEO ✓ Accelerated expiration of stockholder rights plan ✓ Separate Chairman and Chief Executive Officer roles ✓ Active and engaged Board with commitment to fresh perspectives

Committed to Creating Shareholder Value

The Right Board, Leadership Team and Strategy

- ✓ Furmanite has completed an important phase in its strategy by unifying its global operations under a common set of goals
- ✓ The next phase of growth is just beginning – and is already delivering results and creating momentum
- ✓ Furmanite has a highly qualified, independent Board that is actively overseeing the execution of the Company's strategy
- ✓ We are creating value for ALL shareholders and will continue to take actions that are in the best interests of all shareholders

VOTE the GOLD proxy card TODAY FOR ALL of

Furmanite's Highly Qualified Directors

FURMANITE

Appendix

Historical Financial Information

Consolidating Income Statements *(Amounts in USD and 000s except percentages)*

	For the Twelve Months Ended December 31, 2014				For the Twelve Months Ended December 31, 2013			
	Technical Services	Engineering & Project Solutions	Corporate[1]	Total	Technical Services	Engineering & Project Solutions	Corporate[1]	Total
Revenues	$ 376,120	$ 153,077	$ -	$ 529,197	$ 368,587	$ 58,707	$ -	$ 427,294
Operating costs	257,020	140,609	-	397,629	250,688	55,354	-	306,042
% of revenues	*68.3%*	*91.8%*		*75.1%*	*68.0%*	*94.3%*		*71.6%*
Depreciation and amortization expense	10,067	1,888	624	12,579	9,723	1,108	587	11,418
% of revenues	*2.7%*	*1.2%*		*2.4%*	*2.6%*	*1.9%*		*2.7%*
Selling, general and administrative expense[2]	67,754	10,971	19,577	98,302	64,354	4,248	16,432	85,034
% of revenues	*18.0%*	*7.2%*		*18.6%*	*17.5%*	*7.2%*		*19.9%*
Operating income (loss)	41,279	(391)	(20,201)	20,687	43,822	(2,003)	(17,019)	24,800
% of revenues	*11.0%*	*-0.2%*		*3.9%*	*11.9%*	*-3.4%*		*5.8%*
Interest and other income (expense), net				(1,903)				(1,957)
Income before income taxes				18,784				22,843
Income tax expense				(7,429)				(8,816)
Net income				$ 11,355				$ 14,027

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] The Engineering & Project Solutions segment includes approximately $0.5 million of direct costs associated with management transition and integration of the Furmanite Technical Solutions division for twelve months ended December 31, 2014 and approximately $0.7 million of such costs for the twelve months ended December 31, 2013. Corporate includes approximately $1.7 million of non-recurring, incremental retirement-related executive compensation costs for the twelve months ended December 31, 2014.

Historical Financial Information

2014, 2013, 2012, 2011 & 2010 *(Amounts in USD and 000s except percentages and per share)*

	For the Twelve Months Ended December 31,									
	2014	% Rev	2013	% Rev	2012	% Rev	2011	% Rev	2010	% Rev
Revenues	$ 529,197	100.0%	$ 427,294	100.0%	$ 326,492	100.0%	$ 316,207	100.0%	$ 285,953	100.0%
Operating costs	397,629	75.1%	306,042	71.6%	233,337	71.5%	219,146	69.3%	194,594	68.0%
Depreciation and amortization expense	12,579	2.4%	11,418	2.7%	8,889	2.7%	8,231	2.6%	6,490	2.3%
Selling, general and administrative expense	98,302	18.6%	85,034	19.9%	76,754	23.5%	68,379	21.6%	71,209	24.9%
Operating income	20,687	3.9%	24,800	5.8%	7,512	2.3%	20,451	6.5%	13,660	4.8%
Interest and other income (expense), net	(1,903)		(1,957)		(1,342)		(1,143)		(394)	
Income before income taxes	18,784		22,843		6,170		19,308		13,266	
Income tax (expense) benefit	(7,429)		(8,816)		(5,365)		4,662		(3,780)	
Net income	$ 11,355		$ 14,027		$ 805		$ 23,970		$ 9,486	
Diluted earnings per share	$ 0.30		$ 0.37		$ 0.02		$ 0.64		$ 0.26	
EBITDA[1]	$ 33,174		$ 35,602		$ 16,164		$ 28,556		$ 20,699	
Includes the following:										
Restructuring costs	$ –		$ –		$ 3,577		$ 366		$ 5,713	
Corporate HQ relocation & certain executive retirement costs	1,706		–		1,644		101		–	
Acquisition-related management transition & integration costs	545		650		–		–		–	
Income tax benefits from valuation allowance reversal in the United States and acquisition related tax benefit	–		–		–		8,889		–	

[1] EBITDA represents earnings before interest, taxes, depreciation and amortization ("EBITDA")

FURMANITE

Comparison of 5 year Cumulative Total Return

- Comparison of 5 year Cumulative Total Return graph included indicates cumulative five year total return of holders of Furmanite Corporation common stock compared with the cumulative total returns of the NYSE Composite index and a customized peer group of 18 companies that include: Acorn Energy Inc., AECOM, CACI International Inc., China Cgame Inc., Engility Holdings Inc., Englobal Corp, Furmanite Corporation, Grana Y Montero Saa, Infinite Group Inc., Jacobs Engineering Group Inc., KBR Inc., Lime Energy Co, Stantec Inc., Tetra Tech Inc., Versar Inc., VSE Corp, Widepoint Corp and Willdan Group Inc. The graph assumes that the value of the investment in Furmanite common stock, in each index, and in the peer group (including reinvestment of dividends) was $100 on December 31, 2009 and tracks the investment through December 31, 2014.